UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 2, 2009

TECHNOLOGY RESEARCH CORPORATION
(Exact name of registrant as specified in its charter)

Florida	0-13763	59-2095002
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

5250-140th Avenue North, Clearwater, Florida	33760
(Address of principal executive officers)	(Zip Code)

Registrant's telephone number, including area code: (727) 535-0572

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a) The Audit Committee of the Board of Directors (the “Audit Committee”) of Technology Research Corporation (the “Company”) conducted a competitive process to select a firm to serve as the Company’s independent registered public accounting firm for the year ending March 31, 2010.  The Audit Committee invited several firms to participate in this process, including KPMG LLP (“KPMG”), the Company’s then current independent registered public accounting firm.

As a result of this review and following careful deliberation, effective as of September 2, 2009, the Audit Committee approved the engagement of Kirkland, Russ, Murphy & Tapp, P.A., an independent member of the BDO Seidman Alliance, (“KRMT”) as the Company’s independent registered public accounting firm for the year ending March 31, 2010.  The Audit Committee also informed KPMG that it was dismissed as the Company’s independent registered public accounting firm effective as of September 2, 2009.  The Board of Directors of the Company also approved the changes in independent registered public accounting firms.

KPMG’s audit reports on the Company’s consolidated financial statements as of and for the years ended March 31, 2009 and 2008 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the years ended March 31, 2009 and 2008, respectively, and in the subsequent interim period through September 2, 2009, there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures which, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference thereto in its reports on the Company's financial statements for such years.  During the years ended March 31, 2009 and 2008 and in the subsequent interim period ending on September 2, 2009, there were no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided KPMG with a copy of the disclosures it is making in the Current Report on Form 8-K (the “Report”) prior to the time the Report was filed with the Securities and Exchange Commission (the “SEC”).  The Company requested that KPMG furnish a letter addressed to the SEC stating whether it agrees with the statements made herein.  A copy of KPMG’s letter dated September 8, 2009, is attached as Exhibit 16.1 to this Report.

(b) Effective as of September 2, 2009, the Audit Committee approved the appointment of KRMT as the Company’s independent registered public accounting firm for the year ending March 31, 2010.  On September 2, 2009, the Board of Directors of the Company ratified the Audit Committee’s appointment of KRMT.

During the years ended March 31, 2009 and 2008, and in the subsequent interim period through September 2, 2009, neither the Company nor anyone acting on its behalf has consulted with KRMT with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, or any other matter or reportable event as defined in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No. 16.1	Description Letter from KPMG LLP, dated September 8, 2009 to the Securities and Exchange Commission

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TECHNOLOGY RESEARCH CORPORATION

Date: September 8, 2009	By: /s/ Thomas G. Archbold
Name: Thomas G. Archbold
Title: Chief Financial Officer